Exhibit 10.3

IDEAYA BIOSCIENCES, INC.

EMPLOYMENT AGREEMENT ADDENDUM

The Employment Agreement between IDEAYA Biosciences, Inc., a Delaware corporation (the “Company”) and Douglas Snyder (“Executive” and, together with the Company, the “Parties”) dated September 18, 2024 (the “Employment Agreement”) is hereby amended, effective March 28, 2025, as follows:

Section 3 (b) of the Employment Agreement is amended and replaced in its entirety with the following:

3(b) Annual Bonus. Executive shall be eligible to receive a discretionary annual bonus based on Executive’s achievement of performance objectives established by the Board, its Compensation Committee and/or the CEO, such bonus to be targeted at forty percent (40%) of Executive’s Annual Base Salary (the “Annual Bonus”). Any Annual Bonus approved by the Board, the Compensation Committee of the Board and/or the CEO shall be paid at the same time annual bonuses are paid to other executives of the Company generally, subject to Executive’s continuous employment through the date of approval.

All other provisions of the Employment Agreement remain in full force and effect.

[Signature Page Follows]

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The Parties have executed this Addendum as of [DATE OF SIGNATURE].

IDEAYA BIOSCIENCES, INC.

By:/s/ Yujiro Hata

Name: Yujiro Hata

Title: President and Chief Executive Officer

EXECUTIVE

By:/s/ Douglas Snyder

Name: Douglas Snyder

Address:

[ ]

[ ]

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Exhibit 10.3

Exhibit A

PERMITTED OUTSIDE ACTIVITIES

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Exhibit 10.3

Exhibit B

RELEASE OF CLAIMS

This Release of Claims (“Release”) is entered into as of _________________, 20__, between [__________] (“Executive”) and IDEAYA Biosciences, Inc., a Delaware corporation (the “Company” and, together with Executive, the “Parties”), effective eight days after Executive’s signature hereto (the “Effective Date”), unless Executive revokes his acceptance of this Release as provided in Paragraph 1(c), below.

1.
Executive’s Release of the Company. Executive understands that by agreeing to this Release, Executive is agreeing not to sue, or otherwise file any claim against, the Company or any of its employees or other agents for any reason whatsoever based on anything that has occurred as of the date Executive signs this Release.
(a)
On behalf of Executive and Executive’s heirs and assigns, Executive hereby releases and forever discharges the “Releasees” hereunder, consisting of the Company, and each of its owners, affiliates, divisions, predecessors, successors, assigns, agents, directors, officers, partners, employees, and insurers, and all persons acting by, through, under or in concert with them, or any of them, of and from any and all manner of action or actions, cause or causes of action, in law or in equity, suits, debts, liens, contracts, agreements, promises, liability, claims, demands, damages, loss, cost or expense, of any nature whatsoever, known or unknown, fixed or contingent (hereinafter called “Claims”), which Executive now has or may hereafter have against the Releasees, or any of them, by reason of any matter, cause, or thing whatsoever from the beginning of time to the date hereof, including, without limiting the generality of the foregoing, any Claims arising out of, based upon, or relating to Executive’s hire, employment, remuneration or resignation by the Releasees, or any of them, including Claims arising under federal, state, or local laws relating to employment, Claims of any kind that may be brought in any court or administrative agency, any Claims arising under the Age Discrimination in Employment Act (“ADEA”), 29 U.S.C. § 621, et seq.; Title VII of the Civil Rights Act of 1964, as amended by the Civil Rights Act of 1991, 42 U.S.C. § 2000 et seq.; the Equal Pay Act, 29 U.S.C. § 206(d); the Civil Rights Act of 1866, 42 U.S.C. § 1981; the Family and Medical Leave Act of 1993, 29 U.S.C. § 2601 et seq.; the Americans with Disabilities Act of 1990, 42 U.S.C. § 12101 et seq.; the False Claims Act , 31 U.S.C. § 3729 et seq.; the Employee Retirement Income Security Act, 29 U.S.C. § 1001 et seq.; the Worker Adjustment and Retraining Notification Act, 29 U.S.C. § 2101 et seq. the Fair Labor Standards Act, 29 U.S.C. § 215 et seq., the Sarbanes-Oxley Act of 2002; the California Labor Code; the employment and civil rights laws of California; Claims for breach of contract; Claims arising in tort, including, without limitation, Claims of wrongful dismissal or discharge, discrimination, harassment, retaliation, fraud, misrepresentation, defamation, libel, infliction of emotional distress, violation of public policy, and/or breach of the implied covenant of good faith and fair dealing; and Claims for damages or other remedies of any sort, including, without limitation, compensatory damages, punitive damages, injunctive relief and attorney’s fees.

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Exhibit 10.3

(b)
Notwithstanding the generality of the foregoing, Executive does not release the following claims:
(i)
Claims for unemployment compensation or any state disability insurance benefits pursuant to the terms of applicable state law;
(ii)
Claims for workers’ compensation insurance benefits under the terms of any worker’s compensation insurance policy or fund of the Company;
(iii)
Claims to continued participation in certain of the Company’s group benefit plans pursuant to the terms and conditions of COBRA;
(iv)
Claims to any benefit entitlements vested as the date of Executive’s employment termination, pursuant to written terms of any Company employee benefit plan;
(v)
Claims for indemnification under any indemnification agreement with the Company, the Company’s Bylaws, California Labor Code Section 2802 or any other applicable law; and
(vi)
Executive’s right to bring to the attention of the Equal Employment Opportunity Commission claims of discrimination; provided, however, that Executive does release Executive’s right to secure any damages for alleged discriminatory treatment.
(c)
In accordance with the Older Workers Benefit Protection Act of 1990, Executive has been advised of the following:
(i)
Executive has the right to consult with an attorney before signing this Release;
(ii)
Executive has been given at least [twenty-one (21) OR forty-five (45)] days to consider this Release;
(iii)
Executive has seven (7) days after signing this Release to revoke it, and Executive will not receive the severance benefits provided by that certain Employment Agreement between the Parties (the “Employment Agreement”) unless and until such seven (7) day period has expired. If Executive wishes to revoke this Release, Executive must deliver notice of Executive’s revocation in writing, no later than 5:00 p.m. on the 7th day following Executive’s execution of this Release to [_________].
(d)
EXECUTIVE ACKNOWLEDGES THAT EXECUTIVE HAS BEEN ADVISED OF AND IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

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Exhibit 10.3

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.”

BEING AWARE OF SAID CODE SECTION, EXECUTIVE HEREBY EXPRESSLY WAIVES ANY RIGHTS EXECUTIVE MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT.

2.
Executive Representations. Executive represents and warrants that:
(a)
Executive has returned to the Company all Company property in Executive’s possession;
(b)
Executive is not owed wages, commissions, bonuses or other compensation, other than wages through the date of the termination of Executive’s employment and any accrued, unused vacation earned through such date, and any payments that become due under the Change of Control Agreement;
(c)
During the course of Executive’s employment Executive did not sustain any injuries for which Executive might be entitled to compensation pursuant to worker’s compensation law or Executive has disclosed any injuries of which Executive is currently, reasonably aware for which Executive might be entitled to compensation pursuant to worker’s compensation law; and
(d)
Executive has not initiated any adversarial proceedings of any kind against the Company or against any other person or entity released herein, nor will Executive do so in the future, except as specifically allowed by this Release.
3.
Severability. The provisions of this Release are severable. If any provision is held to be invalid or unenforceable, it shall not affect the validity or enforceability of any other provision.
4.
Choice of Law. This Release shall in all respects be governed and construed in accordance with the laws of the State of California, including all matters of construction, validity and performance, without regard to conflicts of law principles.
5.
Integration Clause. This Release and the Employment Agreement contain the Parties’ entire agreement with regard to the separation of Executive’s employment, and supersede and replace any prior agreements as to those matters, whether oral or written. This Release may not be changed or modified, in whole or in part, except by an instrument in writing signed by Executive and a duly authorized officer or director of the Company.

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Exhibit 10.3

6.
Execution in Counterparts. This Release may be executed in counterparts with the same force and effectiveness as though executed in a single document. Facsimile signatures shall have the same force and effectiveness as original signatures.
7.
Intent to be Bound. The Parties have carefully read this Release in its entirety; fully understand and agree to its terms and provisions; and intend and agree that it is final and binding on all Parties.

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Exhibit 10.3

IN WITNESS WHEREOF, and intending to be legally bound, the Parties have executed the foregoing on the dates shown below.

EXECUTIVE IDEAYA BIOSCIENCES, INC.

__________________________ __________________________

By:

Title:

Date: ______________________ Date: _____________________

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